the timothy plan

Timothy Plan Large/Mid cap value fund

(the “Fund”)

Supplement Dated October 1, 2025, to The fund’s

currently effective summary prospectuses, Statutory ProspectusES,

and statements of additional information (“SAIs”), as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectuses, Statutory Prospectuses, and SAIs and should be read in conjunction with the

Summary Prospectuses, Statutory Prospectuses, and SAIs.

Effective September 30, 2025, all references to Lauren C. Hill of Westwood Management Corp., in the Fund’s Summary Prospectuses, Statutory Prospectuses, and SAIs, are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE